UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 10, 2023

Red Cat Holdings, Inc.

(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	001-40202 (Commission File Number)	86-0490034 (I.R.S. Employer Identification No.)

15 Ave. Munoz Rivera Ste 2200 San Juan, PR 00901 (Address of principal executive offices) (zip code)

(833) 373-3228

 (Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001	RCAT	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Section 1 – Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

On November 21, 2022, Red Cat Holdings, Inc., a Nevada corporation (the “Company”), Unusual Machines, Inc., a Puerto Rico corporation (“Unusual”) and Jeffrey Thompson, the founder and Chief Executive Officer of the Company (the “Principal Stockholder”), entered into a Share Purchase Agreement (the “SPA”) for the purchase and sale of the Company’s consumer business consisting of recreational and hobbyist drones, first-person-view goggles, and as a licensed authorized reseller, as amended March 31, 2023 (the “First Amendment”). On July 10, 2023, the parties entered into Amendment No. 2 to SPA (the “Second Amendment”).

Under the Second Amendment the parties agreed to extend the termination date of the SPA until September 30, 2023 and remove the requirement that the Principal Stockholder escrow Unusual shares at closing. In lieu of any escrow the Principal Stockholder has agreed to lockup 100,000 shares (or $500,000 at the IPO price) of common stock of Unusual as security for the Principal Stockholder’s indemnification obligations under Article VII of the SPA.

In addition, Unusual agreed to use its best efforts to prepare and file a registration statement with respect to 300,000 shares of Unusual common stock to be issued to the Company, and to cause such registration statement to be declared effective, to be filed within 120 days and declared effective within 180 days of closing. The Company agreed to execute a lock-up agreement effective for 180 days following the closing, or such lesser period as may be agreed upon by the managing underwriter and the Company.

Unusual also agreed to reimburse the Company up to $100,000 for documented legal and out-of-pocket expenses incurred in connection with the transaction.

On March 8, 2023, shareholders representing a majority of the disinterested voting capital stock of the Company approved the sale to Unusual, including any amendments to the SPA, with Mr. Thompson abstaining from the vote.

The foregoing descriptions of the terms of the Second Amendment and the Registration Rights Agreement are qualified in their entirety by reference to the full text of the agreements filed as Exhibit 10.1 and 10.2 to this Current Report on Form 8-K.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(d)     Exhibits

Exhibit No.	Description
10.1	Amendment No. 2 to Share Purchase Agreement Amendment dated March 31, 2023
10.2	Form of Registration Rights Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RED CAT HOLDINGS, INC.

Dated: July 13, 2023	By:	/s/ Jeffrey M. Thompson
Name: Jeffrey M. Thompson
Title: Chief Executive Officer